SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 26, 2000


                             INTERNET HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


UTAH                            0-26888                        13-3758042
(State or Other                 (Commission                    (IRS Employer
Jurisdiction)                   File Number)                   Identification
                                                               No.)


            16 Curzon Street, Mayfair, London, United Kingdom W1Y 7FF
                    (Address of principal executive offices)


     Registrant's telephone number, including area code: 011 44 207 409 1600

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)  Previous independent accountants

          (i) On June 26, 2000, the Company and its accountants, Callaghan Nawrocki LLP, mutually agreed that Callaghan Nawrocki LLP would terminate their relationship as the Company's auditors.

          (ii) The reports of Callaghan Nawrocki LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the report on the 1998 audited financial statement which included a modification on the Company's ability to continue as a going concern.

          (iii) The Board Directors recommended and approved the decision to change independent accountants.

          (iv) In connection with its audits for the two most recent years and through June 26, 2000, there have been no disagreements with Callaghan Nawrocki LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Callaghan Nawrocki LLP, would require disclosure.

          (v) During the two most recent fiscal years and through June 26, 2000, there have been no reportable events as defined in Regulation S-B Item 304(a)(1)(iv).

          (vi) On June 28, 2000, the Company provided a copy of this disclosure to Callaghan Nawrocki LLP and requested that Callaghan Nawrocki LLP provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated June 30, 2000 is filed as Exhibit 16 to this Form 8-K.

     (b)  New independent accountants

          The Company engaged Arthur Andersen LLP as its independent accountants to examine and report on the Company's financial statements at and for the year ended December 31, 2000. This engagement will be presented for stockholder ratification at the Company's 2000 Annual Meeting. During the two most recent fiscal years and through June 26, 2000, the Company has not consulted with Arthur Andersen LLP on items which (1) were, or should have been, subject to SAS 50 or (2) concerned a disagreement or reportable event with the former auditor as described in Regulation S-B Item 304(a)(2).

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA INFORMATION AND EXHIBITS.

(c)  Exhibits

Number    Description

  16 Letter from Callaghan Nawrocki LLP regarding change in certifying accountant dated June 30, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNET HOLDINGS, INC.

June 30, 2000                           By:  /s/ Jason Forsyth
                                             ------------------
                                             Jason Forsyth,
                                             Chief Financial Officer